SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549



                            FORM 8-K




             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


                         Date of Report
                      September 12, 1996



                        MARKET DATA CORP.
     (Exact name of registrant as specified in its charter)


      TEXAS                33-22264-FW         76-0252235
(State or jurisdiction    (Commission        (I.R.S. Employer
of incorporation)          File Number)      Identification No.)


14505 TORREY CHASE BLVD. SUITE 410, HOUSTON, TX        77014
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code (713) 586-8686




















Item 4.    Change in CPA Firm

     1. On September 12, 1996, Market Data Corp. (MDC) appointed Michael B. Johnson & Co., P.C. as the company's outside auditors. The reason for the change was to bring in an audit firm that is knowledgeable of SEC auditing and filing requirements and is also knowledgeable in the auditing of mortgage companies under HUD regulations (Michael B. Johnson & Co., P.C., Certified Public Accountants, 9175 E. Kenyon Ave., Suite 200, Denver, Colorado 80237.) Audits of both Renet Financial Corporation and Market Data Corp. are in process.

Item 5.     Other Items

    2. Renet Financial Corporation, MDC's wholly owned subsidiary, had its FHA Title I lender approval restored upon review by HUD's Lender Approval and Recertification Division. (Effective August 29, 1996) Renet Financial Corp.'s Title II review is still pending.

                           Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Market Data Corp
                                   (Registrant)

9/12/96                            Michael Pope
Date                               (Signature)

9/12/96                            Philip LaPuma
Date                               (Signature)